Exhibit 99.1

Daedalus Special Acquisition Corp. Signs Letter of Intent with HUBX Yazılım Hizmetleri Anonim Şirketi

London, United Kingdom, Sept. 08, 2026 (GLOBE NEWSWIRE) -- Daedalus Special Acquisition Corp. (Nasdaq: DSAC) (the “Company”), today announced the signing of a non-binding Letter of Intent with HUBX Yazılım Hizmetleri Anonim Şirketi (“HubX” or the “Target”), for a proposed business combination through which HubX plans to become a public company with its securities listed on The Nasdaq Stock Market.  HubX, one of the largest consumer AI companies globally, is based in Turkiye, and designs, builds, and scales AI-powered consumer applications on a global basis.

HubX positions itself as a “technology hub” that builds next-generation, highly scalable AI-powered consumer applications using proprietary methods and data. The company is organized around autonomous in-house studios, each specializing in a specific app vertical, supported by shared central resources (marketing, data/analytics, engineering infrastructure).

“We are excited to announce this LOI with HubX”,” said Akin Babayigit, Co-Chief Executive Officer of the Company. “The consumer AI market is growing rapidly, creating significant opportunities for companies with strong products and distribution. As frontier models become increasingly commoditized, we believe more value will accrue to the application layer, where HubX’s proprietary data and distribution capabilities provide a meaningful advantage. With a strong management team and proven execution, we believe HubX is well positioned to become a global leader in consumer AI. M&A will be a key part of that strategy, as we actively pursue opportunities to expand the company’s products, capabilities and reach.”

In connection with the proposed business combination, HubX has received an investment of up to $75m (https://hubx.co/news/hubx-point72).

The parties intend to negotiate and enter into definitive agreements for the proposed business combination in good faith as soon as practicable. The precise legal transaction structure will be determined and mutually agreed by the parties based on business, legal, tax, accounting and other considerations.  The transaction remains subject to the execution of definitive agreements, completion of due diligence, receipt of all necessary shareholder and regulatory approvals, and other customary closing conditions.

About Daedalus Special Acquisition Corp.

Daedalus Special Acquisition Corp. is a blank check company, also commonly referred to as a special purpose acquisition company, or SPAC, formed for the purpose of effecting a merger, amalgamation, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses. While the Company’s strategy allows for an initial business combination in any business or industry or at any stage of its corporate evolution, its primary focus is to build a diversified portfolio of profitable AI-powered consumer apps.

About HUBX Yazılım Hizmetleri Anonim Şirketi

HubX was established in Turkiye in 2022 and is focused on building Consumer AI apps designed to solve the average consumer’s everyday problems. It’s applications, have been downloaded more than 600 million times.

The company is structured as a technology hub, enabling it to build highly scalable consumer apps reaching more than 100mn users every month. HubX uses interdependent studios, each having its own team to focus on a specific vertical, while being able to take advantage of the proprietary HubX central platform.

HubX is also home to an Award-winning AI research center (HubX AI Lab), which enabled it to be the first company to get an AI generated output from Google’s TPU. HubX was the early adaptor to Google’s TPU’s (alternative to NVIDIA GPU’s) and managed to decrease costs by 40% for AI image generation. This later on unlocked HubX to be category leader with competitive advantage on generation costs to lead the market.

Forward-Looking Statements

This document contains certain forward-looking statements within the meaning of U.S. federal securities laws with respect to the proposed transaction between the Company and HubX, including statements regarding the anticipated benefits of the transaction, the Company or HubX’s expectations concerning the outlook for HubX’s business, operational performance, future market conditions or economic performance and developments in the capital and credit markets and expected future financial performance, as well as any information concerning possible or assumed future results of operations of HubX. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Forward-looking statements are their managements’ current predictions, projections and other statements about future events that are based on current expectations and assumptions available to the Company and HubX, and, as a result, are subject to risks and uncertainties. Any such expectations and assumptions, whether or not identified in this document, should be regarded as preliminary and for illustrative purposes only and should not be relied upon as being necessarily indicative of future results. Many factors could cause actual future events to differ materially from the forward-looking statements in this document, including but not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the letter of intent or definitive agreements (once entered into) with respect to the proposed business combination; (2) the outcome of any legal proceedings that may be instituted against HubX, the Company, the combined company or others following the announcement of the business combination and any definitive agreements with respect thereto; (3) the amount of redemption requests made by the Company’s public shareholders and the inability to complete the business combination due to the failure to obtain approval of the shareholders of the Company, to obtain financing to complete the business combination or to satisfy other conditions to closing; (4) changes to the proposed structure of the business combination once finalized that may be required or appropriate as a result of applicable laws or regulations or as a condition to obtaining regulatory approval of the business combination; (5) the ability to meet stock exchange listing standards following the consummation of the business combination; (6) the risk that the business combination disrupts current plans and operations of HubX as a result of the announcement and consummation of the business combination; (7) the ability to recognize the anticipated benefits of the business combination; (8) costs related to the business combination; (9) risks associated with changes in laws or regulations applicable to HubX’s business and HubX’s international operations; and (10) the possibility that HubX or the combined company may be adversely affected by other economic, geopolitical, business, and/or competitive factors. The foregoing list of factors is not exhaustive. Forward-looking statements are not guarantees of future performance. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of the registration statement on Form F-4 to be filed by the Company and HubX with the U.S. Securities and Exchange Commission (the “SEC”), and other documents filed by the Company and/or HubX from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and all forward-looking statements in this document are qualified by these cautionary statements. The Company and HubX assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise, except to the extent required by applicable law. Neither the Company nor HubX gives any assurance that either the Company or HubX will achieve its expectations. The inclusion of any statement in this communication does not constitute an admission by the Company or HubX or any other person that the events or circumstances described in such statement are material.

Additional Information and Where to Find It

This document relates to a proposed transaction between the Company and HubX. This document does not constitute an offer to sell or exchange, or the solicitation of an offer to buy or exchange, any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, sale or exchange would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. The Company and HubX intend to file a registration statement on Form F-4 that will include a proxy statement and a prospectus with the SEC. After the registration statement is declared effective, the definitive proxy statement/prospectus will be sent to all Company shareholders as of a record date to be established for voting on the proposed transaction. The Company also will file other documents regarding the proposed transaction with the SEC. This document does not contain all the information that should be considered concerning the proposed transactions and is not intended to form the basis of any investment decision or any other decision in respect of the transactions. Before making any voting or investment decision, investors and shareholders of the Company are urged to read the registration statement, the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC in connection with the proposed transaction as they become available because they will contain important information about the proposed transaction.

Investors and shareholders will be able to obtain free copies of the registration statement, proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC by the Company through the website maintained by the SEC at www.sec.gov. In addition, the documents filed by the Company may be obtained by written request to the Company at 50 Sloane Avenue, London, SW3 3DD, United Kingdom.

Participants in Solicitation

The Company and HubX and their respective directors and officers may be deemed to be participants in the solicitation of proxies from the Company’s shareholders in connection with the proposed transaction. Information about the Company’s directors and executive officers and their ownership of the Company’s securities is set forth in the Company’s filings with the SEC. Additional information regarding the interests of those persons and other persons who may be deemed participants in the proposed transaction may be obtained by reading the proxy statement/prospectus regarding the proposed transaction when it becomes available. Shareholders, potential investors and other interested persons should read the proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents as described in the preceding paragraph.

Contacts:

Nimika Karadia
50 Sloane Avenue
London, SW3 3DD, United Kingdom
Telephone: +44 207 297 3592

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